UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549


                                 FORM 8-K

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934




                      July 25, 1994  (July 25, 1994)
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             Date of Report (Date of earliest event reported)



                           AMERICAN BRANDS, INC.
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          (Exact name of registrant as specified in its charter)



             Delaware                     1-9076            13-3295276
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   (State or other jurisdiction        (Commission        (IRS Employer
         of incorporation)             File Number)    Identification No.)



    l700 East Putnam Avenue, Old Greenwich, Connecticut      06870-0811
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         (Address of principal executive offices)            (Zip Code)



Registrant's telephone number, including area code   (203) 698-5000
                                                     ----------------------

                 INFORMATION TO BE INCLUDED IN THE REPORT




Item 5.   Other Events.
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          Registrant's press release dated July 25, 1994 is filed herewith as Exhibit 20 and is incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.
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          (c)  Exhibits.
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               20.  Press release of Registrant dated July 25, 1994.


          This Current Report shall not be construed as a waiver of the right to contest the validity or scope of any or all of the provisions of the Securities Exchange Act of 1934 under the Constitution of the United States, or the validity of any rule or regulation made or to be made under such Act.


                                 SIGNATURE
                                 ---------


          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        AMERICAN BRANDS, INC.
                                        ---------------------
                                             (Registrant)


                                        By      Robert L. Plancher
                                          --------------------------------
                                          Robert L. Plancher
                                          Senior Vice President
                                             and Chief Accounting Officer


Date:  July 25, 1994


                               EXHIBIT INDEX



                                                      Sequentially
Exhibit                                              Numbered Page
- -------                                              -------------


    20.   Press release of Registrant dated
          July 25, 1994.